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                        AMENDMENT NO. 3
                 Dated as of September 26, 1997
                               to
             RESTATED AND AMENDED CREDIT AGREEMENT
                    Dated as of May 27, 1996



This Amendment No. 3 ("Amendment") dated as of September 26, 1997 is entered into between RHI Holdings, Inc., a Delaware corporation ("RHI") and Citicorp North America, Inc., as the sole "Senior Lender" (as defined in the Credit Agreement identified below) of RHI. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.


                     PRELIMINARY STATEMENT:

RHI, Citicorp North America, Inc., as Senior Lender, and the
Administrative Agent are parties to that certain Restated and Amended Credit Agreement dated as of May 27, 1996, as heretofore amended (the "Credit Agreement").

RHI has entered into a certain Second Amended and Restated Credit Agreement dated as of July 18, 1997 (the "FHC Credit Agreement) in the capacity as a guarantor of the obligations thereunder of Fairchild Holding Corp., a Delaware corporation and wholly-owned subsidiary of RHI.

The parties to the Credit Agreement are desirous of conforming certain provisions of the Credit Agreement to certain terms of the FHC Credit Agreement as they pertain to RHI.

Subject to the terms and conditions stated herein, RHI and the sole Senior Lender of RHI have agreed to amend the Credit
Agreement as set forth in Section 1.

SECTION 1.  Amendment to the Credit Agreement.  Effective as of
July 18, 1997, subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended to:

1.1 Delete the definition of "Tax Allocation Agreement" in its entirety and substitute the following therefor:

"Tax Allocation Agreement" means that certain Eleventh Amended and Restated Tax Allocation Agreement dated as of July 18, 1997 among TFC, the Borrower, Fairchild Holding Corp. and certain
Affiliates thereof, as in effect on July 18, 1997.

1.2  Delete the provisions of Section 9.04(c) in their entirety.
1.3 Amend the provisions of Section 9.07(b) to delete the provisions thereof in their entirety and substitute the following therefor:

(b) Concurrently with the annual delivery to the independent accountants of the Borrower of a letter relating to financial exposure of the Borrower and its Subsidiaries with respect to Environmental Liabilities and Costs substantially in the form of that letter dated August 28, 1996 addressed to Arthur Andersen & Co., a copy of which has been delivered to the Administrative Agent prior to July 18, 1997, the Borrower shall deliver a like letter addressed to the Administrative Agent; provided, however, that in the event no such letter is provided to the independent accountants of the Borrower with respect to any given Fiscal Year, such letter shall be prepared with respect to such Fiscal Year and delivered to the Administrative Agent on October 31 of the calendar year in which such Fiscal Year ends.

1.4  Delete the provisions of Section 9.13 in their entirety.

1.5  Delete the provisions of Section 11.14 in their entirety.

1.6  Delete the provisions of Section 11.21 in their entirety.

1.7  Delete the provisions of Section 14.01(r) in their entirety.


SECTION 2.  Condition Precedent to Effectiveness of this
Amendment. This Amendment shall become effective as of July 18, 1997 if, and only if, the Administrative Agent shall have received on or before September 26, 1997, an original copy of this Amendment executed by RHI and the sole Senior Lender.


SECTION 3. Representations and Warranties. RHI hereby represents and warrants as follows:

3.1 This Amendment and the Credit Agreement as previously executed and amended and as amended hereby constitute legal, valid and binding obligations of RHI and are enforceable against RHI in accordance with their terms.

3.2 No Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment.

3.3 Upon the effectiveness of this Amendment and as of the date hereof, RHI hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).


SECTION 4.  Reference to and Effect on the Credit Agreement.

4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Senior Lender or Agent or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.


SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York.


SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


RHI HOLDINGS, INC.                 CITICORP NORTH AMERICA, INC.



By:  Karen L. Schneckenburger     By:  Timothy L. Freeman
     Vice President & Treasurer         Vice President









457582.296344.01 November 10, 1997